Exhibit 99.1

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Safe Harbor Statement Investor Presentation Safe Harbor Statement Rider Certain oral and written statements in this presentation and in response to questions may constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including statements in connection with or related to any discussion of or reference to management’s expectations with respect to our future operations, opportunities or financial performance and other future events. Management cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: unanticipated litigation concerning the Company’s products; changes in consumer preferences; changes in demand due to both domestic and international economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; actual performance of the parties under new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities; product distribution and placement decisions by retailers; changes in governmental regulation; our ability to satisfy all criteria set forth in any U.S. model energy drink guidelines, including, without limitation, those proposed by us in a letter to senators or to be proposed by the American Beverage Association, of which we are a member, and the impact on us of such guidelines; the imposition of new and/or increased excise and/or sales or other taxes on our products; criticism of energy drinks and/or the energy drink market generally; the impact of proposals to limit or restrict the sale of energy drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy drinks can be sold; political, legislative or other governmental actions or events, including the outcome of any state attorney general and/or government or quasi-government agency inquiries, in one or more regions in which we operate. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission including our most recent annual report on Form 10-K filed on March1, 2013 and our most recent quarterly reports on Form 10-Q. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Solid Financial Results 21 consecutive years of increased sales since acquisition of the Hansen beverage business in 1992. Achieved $2.37 billion in gross sales in 2012. Net Sales were $2.06 billion in 2012. Net sales for the third quarter of 2013 increased to $590.4 million, up 8.9% from the same quarter last year. Net income for the third quarter of 2013 increased to $92.2 million, up 7.0% from the same quarter last year.

Source: Nielsen Convenience Retailer YTD thru 9/28/13 Convenience Store Beverage Category Performance 2013 Total Beverage Market in Convenience Dollar Volume Share

Convenience Store Beverage Category Performance 2013 Energy is outpacing the beverage category in dollar % change vs year ago. Energy is gaining more incremental dollar volume than any other beverage segment. Source: Nielsen Convenience Retailer YTD thru 9/28/13 Dollar Volum Chg (MM)

Energy Drink Category Overview The Energy Category continues to grow in all channels over the last 13 wks: All Measured Channels including Walmart: Value change: +5.5%; Unit change: 8.3%1 Convenience and Gas Channel: Value change: +7.1%; Unit change: 9.8%1 Premium brands continue to dominate the category with Monster Energy and Red Bull representing a 66.4% unit share in the Convenience and Gas Channel.4 Sources: 1AC Nielsen Total US – 13 weeks Ending 11/23/13 2Simmons Consumer Panel June 2012 3Mintel Energy Drink & Energy Shot Repot – US August 2013 4AC Nielsen Total US Convenience – 13 Weeks Ending 11/23/13 The Energy Drink Category continues to expand its consumer base, with 32% of adults 18+ now consuming energy drinks.3 Household Penetration 2 Energy drink consumers are also continuing to embrace innovation and flavor alternatives.

Energy Drink Category

Monster is leading the growth in the Energy Category, up +14.0% vs Total NA Energy +5.5%. Monster has gained 2.6 share points, to become the #1 brand in the Category with 34.3% $ Share.

All Measured Channels Snapshot

		AMC Conv Food Drug Mass incl WM	$ Vol	$ Vol Year Ago	$ %Δ vs Year Ago	$ Δ vs Year Ago	$ Share	$ Share Δ vs Year Ago
		TNA TOTAL NON-ALCOHOL ENERGY	**2,506,498,821**	**2,375,382,127**	**5.5%**	**131,116,694**	**100.0%**	**0.0**
1		TOTAL MONSTER	860,017,750	754,438,201	14.0%	105,579,549	34.3%	2.6
2		TOTAL RED BULL	850,878,690	795,955,697	6.9%	54,922,993	33.9%	0.4
3		TOTAL 5-HOUR ENERGY	262,043,421	284,547,714	-7.9%	(22,504,293)	10.5%	(1.5)
4		TOTAL ROCKSTAR	196,141,491	187,773,564	4.5%	8,367,927	7.8%	(0.1)
5		TOTAL NOS	69,737,178	60,586,038	15.1%	9,151,140	2.8%	0.2
6		TOTAL STARBUCKS COFFEE	67,979,631	67,118,676	1.3%	860,955	2.7%	(0.1)
7		TOTAL AMP	61,137,628	72,104,645	-15.2%	(10,967,017)	2.4%	(0.6)
8		TOTAL FULL THROTTLE	28,847,848	29,081,039	-0.8%	(233,191)	1.2%	(0.1)
9		TOTAL PRIVATE LABEL	13,951,396	15,335,752	-9.0%	(1,384,356)	0.6%	(0.1)
10		TOTAL STARBUCKS REFRESHERS	11,638,726	12,952,125	-10.1%	(1,313,399)	0.5%	(0.1)
		All Other	84,125,062	95,488,676	-11.9%	(11,363,614)	3.4%	(0.7)

Source: AC Nielsen 13 Weeks Ending 11/23/13 - All Measured Channels [Convenience, Grocery, Drug and Mass (including Wal Mart)]

2013 Channel Trends Source: AC Nielsen 13 Weeks Ending 11/23/13 Monster continues to outpace Energy Category growth across all channels. Per Nielsen, Monster sales are up +14.5% for the 13 weeks ending November 23, 2013, versus Category growth of +7.1%, in the Convenience and Gas channel. Value % Change vs Year Ago Energy Category - $ Share b Channel

Source: AC Nielsen Total US Convenience – 4 Weeks Ending 11/23/13 Energy Drink Category Share Trends The Monster Energy brand continues to widen the share gap with Red Bull, expanding the gap 8.5 share points in the latest 4 week Nielsen period.

Energy Drink Category Share Trends Source: AC Nielsen Total US Convenience – 4 Weeks Ending 11/23/13

2013 Key Accomplishments

Monster's Original 16oz continues to grow, up +7.1% in units over a year ago in the Convenience and Gas Channel.[1]

Monster Java is the #1 Energy Coffee brand in the Convenience and Gas Channel and is up +15.3% in units, outpacing the RTD Energy Coffee category at +13.9%.[2]

Muscle Monster established Monster as a legitimate player in the protein drink category with a 20.3% Market Share.[2]

The Zero Ultra line is expanding Monster's consumer base to include those consumers looking for a light tasting zero calorie alterative.

Source: [1]AC Nielsen Total US– 13 Weeks Ending 11/23/13
[2]AC Nielsen Total US Convenience – 13 Weeks Ending 9/28/13

Monster 2013 Champions Stephane Peterhansel 11-Time Dakar Rally Champion Nyjah Huston X Games Skateboarding Champion J.B Mauney 2013 PBR World Champion Kyle Bush 12 Nationwide NASCAR Wins

Monster 2013 Champions BJ Baldwin Back-to-Back Baja 1,000 Champion Jorge Lorenzo 8 MotoGP Wins Ryan Villopoto Three-Peat Supercross Champion Liam Loran Rally Cross Champion John John Florence Back-to-Back Triple Crown of Surf Champion Pol Espagaro MotoGP 2 World Champion

2013 X Games- Monster Sponsored Athletes Achievements Monster Energy sponsored athletes dominated X Games in 2013. Aspen- 16 Medals Barcelona- 10 Medals Brazil- 14 Medals Los Angeles-16 Medals Munich- 12 Medals Tignes- 7 Medals

New Products Monster Sub-Brands Source: AC Nielsen Total US Convenience – 13 Weeks Ending 11/23/13 Green Lo Carb Abs Zero Ultras Java Rehab Extra Strength, Import, Juice, DUB, M3, Uber, Assault, Cuba Lima Monster Ultras $97.0M 5.1% $ Share Just over one year old, the Ultra line is Monster’s #2 Sub-brand. Zero Ultra (white can) is Monster’s #2 SKU.

Monster’s Diet Portfolio Monster’s Diet portfolio provides sustainable growth. Source: AC Nielsen Total US Convenience – 13 Weeks Ending 11/23/13

New Products Muscle Monster

2013 Muscle Monster Launch Within the first 6 months Muscle Monster achieved a 20.3% Dollar Share. Muscle Monster is the #2 brand in the protein drink category. Muscle Monster added incremental volume to the category. The Protein drink category is up +35.8% vs a year ago. Source: AC Nielsen Total US Convenience– 13 Weeks Ending 09/28/13 $ Vol $ % Chg vs YAG $ Shr $ Shr Chg vs YAG Unit Price % ACV (Avg) Selling Sales PP of Distribution ($) PROTEIN DRINKS* 66,841,013 35.8 100.0 0.0 $3.41 1. MUSCLE MILK 45,517,652 2.1 68.1 (22.5) $3.63 79 $579,218 2. MUSCLE MONSTER 13,552,207 0.0 20.3 20.3 $3.06 38 $355,692 3. CORE POWER 2,912,846 47,934.0 4.4 4.3 $3.34 16 $185,393 4. GATORADE SRS 03 1,445,780 0.0 2.2 2.2 $1.90 12 $121,080 5. ABB PURE PRO 50 1,372,890 140.9 2.1 0.9 $4.03 4 $310,988 Total US Convenience Brand Rank - 13 Weeks Ending 09/28/13

Punch Monster New Graphics Shipping Q1, 2014

Monster Energy Line Extensions Source: AC Nielsen Total US Convenience – 13 Weeks Ending 11/23/13 Monster Energy’s innovation continues to generate incremental sales in the category.

Global Expansion

Global Initiatives - 2013 Call of Duty is the number one first-person-shooter franchise of all time. Co-Marketing program was developed between Monster Energy and Activision. Through the on-pack promotion, consumers were awarded exclusive prizes when they purchased Monster Energy. Promotion ran on selected Monster Energy cans and 4-packs. Monster Energy ran the promotion in 30 plus countries.

Global Initiatives 2013 - 2014 Title Sponsor: MotoGP Barcelona MotoGP Le Mans On - Track Branding: Qatar Japan Silverstone Bruno Broadcast: 209 Countries 280 million households Factory Yamaha Sponsor – Premier Class Jorge Lorenzo – 2 time World Champ Valentino Rossi – 9 time World Champ Tech 3 Sponsor – Premier Class Pol Espagaro – Moto 2 World Champ Bradley Smith Moto 2 Class Sam Lowes Tito Rabat Mika Kalio Moto 3 Class Alex Rins Alex Marquez Source: Dorna 2013

Global Initiatives 2013 - 2014 eSports- Gaming 68% of U.S. households play video games $68 billion spent on video games world wide 80% of gamers are 18 – 35 years old League of Legends Championship 32 Million viewers globally 10,000 Attendees, STAPLES Center Source: Riot Games - 2013

Global Initiatives 2013 - 2014 eSports - Gaming Team Evil Geniuses “EG” A 23-player team, which specializes in the world’s top eSports titles, including StarCraft 2, League of Legends, DOTA2 and Street Fighter. EG player “Jaedong” is the highest earning eSports player ever. Team EG achieved podium finishes 75% of the time Established training houses in the US and Korea. Team Alliance A 12-player team based in Europe, which specializes in StarCraft 2 and DOTA2. The Alliance DOTA2 team won the “Internationals” and $1.4 million in prize money. Established training houses in Sweden and Germany.

Global Initiatives 2014 Monster will be the Energy Drink Category Sponsor Monster receives major, highly visible on-course branding. Monster will also be integrated into 27 episodes of “World of X” TV Show on NBC. X Games is broadcast in 209 counties to approx. 500 million households. Two events in 2014: Aspen, CO - January Austin, TX - June Source: ESPN, 2013

Japan Source: Asahi Soft Drinks and Retail Data: Inryo-Soken *Beverage industrial research company, Japan. Excludes traditional energy drinks in small glass bottles. In only two years, Monster Energy’s market share in Japan reached an estimated 31%. Commenced production of Monster Energy in Japan. Energy Category Size (cs) Monster Volume (cs) Monster Share Estimated RB Volume Red Bull Share 2012 5,660,000 1,584,800 28.0% 3,500,000 61.8% 2013 7,268,000 2,250,000 31.0% 4,480,000 61.6% +3.0% (0.2%)

Japan – Retail Activation Through October 2013, Monster Energy vending machine placements totaled more than 20,000; and Asahi has committed to incremental placements throughout 2014.

2013: EMEA Value Share Gain YTD through Sept. 30. Source: 2009 &2010: Aggregated YTD Nielsen value sales for GB, France, Belgium, Netherlands, Norway, Sweden, Czech, Denmark, Estonia, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Northern Ireland, Poland, Portugal, Slovak, Slovenia, Spain, Switzerland to end September 2011: Aggregated YTD Nielsen value sales for GB, Ireland, Belgium, France, Netherlands, Norway, Sweden, Denmark, Germany, Poland, Italy, Switzerland, Austria, Greece, Hungary, Czech Republic, Bulgaria, Slovakia, Baltics, South Africa to end September 2012 & 2013: Aggregated YTD & 13 week Nielsen value sales for GB, France, Norway, Sweden, Denmark, Portugal, Belgium, Netherlands, Spain, Italy, Ireland, Germany, Poland, Switzerland, Austria, Greece, Hungary, Czech Republic, Bulgaria, Slovakia, Baltics, Ukraine, South Africa data to end September Monster captures value share across our markets in Europe + South Africa Energy category value growth +6% YTD vs Last Year Monster value growth +31% YTD vs Last Year

Selected Market: Mexico • Mexico’s energy category: +11% last 3 months. • Monster’s value growth: +6% last 3 months. • Monster’s market share is 34.0% for the last 3 months. • Two low-priced competitors entered the energy drink market during the year. Although Monster’s market share declined, sales increased by 12%. Source: Nielsen Mexico AOC incl Drug – September/October/November 2013 Soriana 35.7% 36.2% 34.0% 0 5 10 15 20 25 30 35 40 Mexico Total Market Monster Market Value Share YTD 2012 YTD 2013 Latest 12 Weeks

Selected Market: Canada • Canada’s energy category: +4% last 12 weeks. • Monster’s value growth: +16% last 12 weeks. • Monster’s market share is 29.6% for the last 12 weeks. 25.4% 27.1% 29.6% 0 5 10 15 20 25 30 35 Canada Total Convenience Monster Market Value Share YTD 2012 YTD 2013 Latest 12 Weeks Source: Nielsen Total Canada Convenience – 12 Weeks Ending 11/16/13 Chevron- Burnaby

Selected Market: Great Britain *Tesco is GB’s no.1 Energy Drink retailer selling 18% of the total Energy Drink sales in GB **Source: Nielsen Key Account Data (WE 14/9/13) Source: Nielsen scantrack data 13 weeks ending 11/2/13*, Nielsen covers all channels in GB Great Britain's energy category: +8% last 13 weeks. Monster’s value growth: +20% last 13 weeks. Monster’s market share is 10.9% for the last 13 weeks. Monster’s value share in Tesco* is up to 14.2% in the last 13 weeks**. Tesco Express Birmingham

Source: Nielsen data- 13 weeks ending 10/6/13 Nielsen covers the Grocery Channel in France France’s energy category: +4% last 13 weeks. Monster’s value growth: +16% last 13 weeks. Monster is the #2 energy brand in France, with a 17.5% market share in the latest 13 weeks. Leclerc - France Selected Market: France

Spain’s energy category is flat last 13 weeks. Monster’s value growth: +44% last 13 weeks. Monster has gained 7.3% value share YTD. Monster’s market share is up to 22% in the latest 13 weeks and 24.9% in the last 4 weeks. Source: Nielsen data- 13 weeks ending 10/6/13 Nielsen covers all channels in Spain Caprabo Abrera Selected Market: Spain

Selected Market: Germany Germany’s energy category: +5.5% YTD. Monster’s value growth: +27% YTD. Monster’s market share is 8.4% in the latest 13 weeks and 8.6% in the last 4 weeks.* Source: Nielsen value sales total market excl. Hard Discounters- 13 weeks ending 10/31/13* Tank & Rast Petrol Rewe Supermarket

Greece’s energy category: -4% Last 13 Weeks. Monster’s value growth: +25% Last 13 Weeks. Monster’s market share is up to 25.1% in the last 13 weeks. Source: IRI data- 13 weeks ending 9/30/13 IRI covers all channels in Greece Greece Convenience Stores Selected Market: Greece

South Africa’s energy category: +25% Last 13 Weeks. Monster’s value growth: +48% Last 13 Weeks. Monster’s market share is up to 22.8% in the latest 13 weeks. Shell Spar Source: Nielsen data- 13 weeks ending 10/31/13 Nielsen covers all channels in South Africa Selected Market: South Africa

Brazil • Transition to Ambev in January, 2013 • Numerical distribution increased from approx.18,000 to approx.115,000 retail accounts at year end. • Monster Energy had the highest share growth in the energy category in R$, from 2.2% to 3.4% in 2013. • Introduction of 6 unit case pack in August 2013 facilitates greater distribution in the small independent stores. Source Nielsen Q2 and Q3 2013 0 1 2 3 4 5 6 7 8 9 10 April May June July August Sept Monster Fusion Burn (Cans) 0 5 10 15 20 25 30 35 40 45 April May June July August Sept Monster Fusion Burn (Cans) Red Bull Monster Market Value Share

Chile Source: Nielsen – November 2013 Launched in January 2013 Captured the #2 market position. The Energy category is demonstrating healthy growth. Monster continues to achieve share growth up to 10% market share in November. Monster Market Value Share 0% 10% 20% 30% 40% 50% 60% 70% JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV Monster Red Bull Shot n Go A Rush

Social Media Source: Blitzmetrics.com Facebook

Viral Videos

Peace Tea 2014 Innovation

Peace Tea Complete 2014 Line-up Flavors: Razzleberry, Caddy Shack, Sweet Lemon, Green Tea, Georgia Peach, Sno-Berry, Pink Lemonade, Texas Style Sweet Tea, Viva Mango Juice Cocktail

Warehouse Division Highlights Hubert’s Lemonade Warehouse Division increased Net Sales YTD to September 30, 2013 by 5.3% Hubert’s Brand is the largest contributor to this growth Hubert’s is the fastest growing Premium Lemonade Brand in measured channels1 Hubert’s Product Line Extensions in 2013 Hubert’s Diet Lemonade Hubert’s 40oz Multi-Serve Lemonade 1 Nielsen Scantrack® Total US Conv + xAOC, 52 Week Ending 11/23/13

Hubert’s Fans

Warehouse Division Highlights
Hansen's Natural Soda & Juice

- New Hansen's Marketing Direction
  - "Unnatural Lengths for Natural Goodness"


"We go to unnatural lengths for natural goodness"
Mr. Hansen
Hansen's Natural

- Hansen's Kale Soda
  - Promotional flavor


Hansen's

- Maintained 64oz apple juice leadership in California[1]
  - Stabilized apple juice concentrate costs going forward

- Hansen's 6.75oz Juice Box Expansion
  - Organic Juice Boxes
  - Coconut Water & Fruit Juice Twist





- Hansen's 64oz Apple Cider



[1]Nielsen Scantrack®, California Food 64oz Item Unit Share 52 Week Ending 9/1/13

Monster Beverage Corporation Net Sales ($ in millions) 38.4% CAGR to December 2012 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 9/30/13 9 Months 2013 $110.4 $180.3 $348.9 $605.8 $904.5 $1,033.8 $1,143.3 $1,303.9 $1,703.2 $2,060.7 $1,705.6

Monster Beverage Corporation Reported Operating Income ($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 9/30/13 9 Months 2013 $9.8 $33.9 $103.4 $158.6 $231.0 $163.6 $337.3 $347.8 $456.4 $550.6 $438.2

Monster Beverage Corporation
Adjusted Operating Income ("OI") ($ in millions)

*Adjusted operating income is a non-GAAP financial measure that includes adjustments for termination costs to prior distributors and for professional service fees, net of insurance reimbursements, associated with the review of stock option grants and granting practices, related litigation and other related matters. Non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency related to our ongoing operations. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used to their most directly comparable GAAP financial measures as provided in the table below.



56.5% CAGR
to December 2012
$9.8
$33.9
$103.4
$175.1
$256.0
$281.5
$334.5
$346.0
$457.5
$552.1
$448.9
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
YTD 9/30/13
9 Months 2013

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	YTD 9/30/13
Reported OI	$9.8	$33.9	$103.4	$158.6	$231.0	$163.6	$337.3	$347.8	$456.4	$550.6	$438.2
*Adjustments				16.5	25.0	117.9	- 2.8	- 1.8	1.1	1.5	10.7
Adjusted OI	$9.8	$33.9	$103.4	$175.1	$256.0	$281.5	$334.5	$346.0	$457.5	$552.1	$448.9

Monster Beverage Corporation Reported Net Income ($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 9/30/13 9 Months 2013 $5.9 $20.4 $62.8 $97.9 $149.4 $108.0 $208.7 $212.0 $286.2 $340.0 $262.6

Monster Beverage Corporation Reported Diluted Earnings Per Share As adjusted for Stock Splits 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 9/30/13 9 Months 2013 $0.04 $0.11 $0.33 $0.50 $0.76 $0.55 $1.10 $1.14 $1.53 $1.86 $1.51

Monster Beverage Corporation Balance Sheet Highlights ($ in thousands) September 30, 2013 December 31, 2012 Percentage Change Cash and cash equivalents $ 287,019 $ 222,514 29% Investments: Short-term investments $ 315,572 $ 97,042 225% Long-term investments $ 9,725 $ 21,393 -55% Total Investments $ 325,297 $ 118,435 175% Total cash and investments $ 612,316 $ 340,949 80% Accounts receivable, net $ 339,155 $ 236,044 44% Inventories $ 247,368 $ 203,106 22% Current liabilities $ 438,272 $ 288,545 52% Deferred revenue – long-term $ 113,204 $ 110,383 3% Total stockholders’ equity $ 960,391 $ 644,397 49% Shares repurchased during period 256,820 13,516,875 (9 Months to September 30, 2013, 12 months to December 31, 2012)

Monster Beverage Corporation 3rd Quarter Results (in millions except per share data) 3Q12 3Q13 $541.9 $590.4 Net Sales 8.9% 3Q12 3Q13 $86.1 $92.2 Net Income 7.0% 3Q12 3Q13 $140.7 $151.4 Operating Income 7.6% $0.47 $0.53 Dilud EPS 13.1% 3Q12 3Q13

2013 Share Repurchases Shares Purchased Avg. Price (excluding broker's commission) Gross Amount (excluding broker's commission) Q1 2013 256,820 51.99 13,352,139.30 Q2 2013 - - - Q3 2013 - - - Q4 2013 950,690 56.98 54,167,145.12 1,207,510 $55.92 $67,519,284.42

Monster’s International Footprint